                                                                          [LOGO]

Contact:
Dean J. Paranicas/Investor and Media Relations - 201-847-7102


               BD ANNOUNCES RECORD FISCAL FOURTH QUARTER REVENUES

Franklin Lakes, NJ (November 7, 2001) - BD (Becton, Dickinson and Company) (NYSE:BDX) today reported record revenues of $988 million for the fourth quarter ended September 30, 2001. Revenues increased 7 percent over the same period a year ago. At constant foreign exchange rates, revenues increased 10 percent. For the full year, the Company reported revenues of $3.8 billion, a 4 percent increase over a year ago, or 7 percent at constant foreign exchange rates. Reported revenues and earnings for fiscal 2001 reflect the adoption of the Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 101 (SAB
101), "Revenue Recognition in Financial Statements." The adoption of SAB 101, which affects the timing of revenue recognition of certain transactions, reduced fourth quarter revenues by about $8 million, and had a negligible impact on full year revenues.

Diluted earnings per share for the fourth quarter were 49 cents, and $1.63 for the full year before a 14 cent non-cash cumulative effect adjustment recorded as of the beginning of fiscal 2001, each of which reflect the adoption of SAB 101. On a pre-SAB 101 basis, diluted earnings per share would have been 50 cents for the quarter and $1.63 for the full year. Additional details describing SAB 101 and its impact on the Company's fiscal 2001 quarterly revenues, net income and diluted earnings per share, as well as the related cumulative effect adjustment, are provided in a Note to the Consolidated Income Statements included with this press release.

Diluted earnings per share in last year's fourth quarter of 32 cents included special charges associated with a worldwide organizational restructuring and certain estimated litigation costs, gains on investments and a favorable tax effect from the conclusion of certain tax audits. Excluding these items, diluted earnings per share for the fourth quarter of fiscal 2000 would have been 39 cents. Comparative reported diluted earnings per share for fiscal 2000 would have been $1.49.

"We continue to deliver revenue and earnings growth in line with the commitments we have made to our shareholders," said Edward J. Ludwig, president and chief executive officer. "For the fourth quarter, as well as the year, our performance reflects the success of our key revenue growth drivers: safety-engineered devices, prefillable drug delivery devices and BD Biosciences products. This revenue growth, along with continued control over costs, has resulted in a significant improvement in operating margin and a 12 percent increase in net income before the SAB 101 accounting change in fiscal 2001."

BD Medical Systems

In the BD Medical Systems segment, worldwide revenues of $537 million increased 7 percent for the quarter, or 10 percent at constant foreign exchange rates. U.S. sales of safety-engineered products were $78 million in the fourth quarter, an 18 percent increase over the third quarter, and an 89 percent increase over the prior year's fourth quarter. Sales of safety-engineered products for the full year totaled $253 million, representing an increase of 55 percent over the prior year. Sales of prefillable drug delivery devices, which grew by 17 percent in the fourth quarter and 10 percent for the full year, also contributed to the overall growth of this segment. Reported segment growth for the quarter and year also benefited from a favorable comparison with the prior year's fourth quarter, which reflected the impact of discontinuing U.S. medical surgical distributor incentives in that quarter. Revenue growth was offset in part by lower recorded sales of diabetes syringes versus the prior year's fourth quarter. This is primarily the result of the Company beginning to redirect promotional efforts toward sustaining its branded syringe sales at the retail level and developing the U.S. pen needle market, as was discussed in the third quarter press release. In addition, the adoption of SAB 101 decreased fourth quarter diabetes syringe revenues by approximately $5 million.

BD Clinical Laboratory Solutions

In the BD Clinical Laboratory Solutions segment, worldwide revenues of $295 million increased 10 percent in the fourth quarter, or 12 percent at constant foreign exchange rates. U.S. sales of safety-engineered products were $50 million in the fourth quarter, a 17 percent increase over the third quarter, and an 84 percent increase over the prior year's fourth quarter. Sales of safety-engineered products for the full year totaled $163 million, representing an increase of 59 percent over the prior year. Reported segment growth for the quarter also benefited from a favorable comparison with the prior year's fourth quarter, which reflected the impact of discontinuing U.S.

distributor incentives in that quarter. Growth in the segment also reflects increased worldwide sales of its molecular diagnostic platform, BD ProbeTec ET.

BD Biosciences

Revenues for the BD Biosciences segment grew 3 percent to $155 million in the fourth quarter. At constant foreign exchange rates, revenues increased 5 percent. The adoption of SAB 101 reduced the segment's reported fourth quarter revenues by $3 million. The Company believes that the events of September 11 adversely affected fourth quarter revenues by as much as $5 million due to disruptions to air shipments and research and business activities at several private and government sector customers. Revenue growth for the year was 8 percent, or 11 percent at constant foreign exchange rates.

Geographic Revenues

Fourth quarter revenues in the United States increased 15 percent to $545 million. Revenues outside the United States of $442 million were about 1 percent below the prior year, although at constant foreign exchange rates revenues advanced 5 percent. For the full year, revenues in the U.S. increased 8 percent to $2 billion. Revenues of $1.7 billion outside the U.S. were about 1 percent below last year on a reported basis, but grew by 7 percent at constant foreign exchange rates.

Fiscal 2002 Outlook

The Company expects fiscal 2002 diluted earnings per share growth of approximately 10 percent over comparable fiscal 2001 diluted earnings per share of $1.63. In addition, the Company will adopt Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets," which, among other things, eliminates the requirement to amortize goodwill. The adoption is expected to result in additional earnings per share of approximately 9 cents relating to the elimination of goodwill amortization. The Company announced it also is considering actions to increase operating efficiency. These actions could include a smaller scale restructuring of manufacturing facilities in the BD Medical Systems segment. In addition, the Company is considering the divestiture of some business units with combined revenues of less than $200 million. Assuming that all of these actions are substantially completed during fiscal 2002, the Company would still expect earnings per share growth of approximately 10 percent, excluding any gains or losses on sales of business units or special charges.

BD is a leading global medical technology company that manufacturers and sells a broad range of supplies, devices and systems for use by healthcare professionals, medical research institutions, industry and the general public.


This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in healthcare or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ###

BD's news releases can be found on its website www.bd.com or through Business Wire at www.businesswire.com. A conference call with analysts regarding this news release will be broadcast live on BD's website at 8:30 a.m. EST Thursday, November 8, 2001, and will be available for replay at www.bd.com through November 15, 2001.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                      Three Months Ended September 30,
                                       2001            2000       % Change
-----------------------------------------------------------------------------
REVENUES                         $      987,525  $      919,898          7.4

Cost of products sold                   497,745         470,556          5.8
Selling and administrative              257,383         247,228          4.1
Research and development                 51,505          52,662         (2.2)
Special charges                               -          57,514           NM
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       806,633         827,960         (2.6)
-----------------------------------------------------------------------------

OPERATING INCOME                        180,892          91,938         96.8

Interest expense, net                    (7,697)        (13,877)       (44.5)
Gains on investments, net                     -          11,288           NM
Other income, net                            30           2,221        (98.6)
-----------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       173,225          91,570         89.2

Income tax provision                     40,815           7,556           NM
-----------------------------------------------------------------------------

NET INCOME                       $      132,410  $       84,014         57.6
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                       $         0.51  $         0.33         54.5
     Diluted                     $         0.49  $         0.32         53.1
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,952         253,526
     Diluted                            270,376         263,848
-----------------------------------------------------------------------------

NM - Not Meaningful

All 2001 amounts presented in the Consolidated Income Statements and Supplemental Revenue Information reflect the adoption of Securities and Exchange Commission Staff Accounting Bulletin No. 101 (SAB 101), "Revenue Recognition in Financial Statements." See Note to Consolidated Income Statements which discusses the adoption of SAB 101.
                                                                      Page 1

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                      Twelve Months Ended September 30,
                                       2001            2000       % Change
-----------------------------------------------------------------------------
REVENUES                         $    3,754,302  $    3,618,334          3.8

Cost of products sold                 1,913,292       1,848,332          3.5
Selling and administrative              983,296         973,902          1.0
Research and development                211,834         223,782         (5.3)
Special charges                               -          57,514           NM
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                     3,108,422       3,103,530          0.2
-----------------------------------------------------------------------------

OPERATING INCOME                        645,880         514,804         25.5

Interest expense, net                   (55,414)        (74,197)       (25.3)
Gains on investments, net                     -          76,213           NM
Other (expense) income, net             (13,716)          3,114           NM
-----------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                    576,750         519,934         10.9

Income tax provision                    138,348         127,037          8.9
-----------------------------------------------------------------------------

INCOME BEFORE
  CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX                 438,402         392,897         11.6

Cumulative effect, net of tax           (36,750)              -           NM
-----------------------------------------------------------------------------

NET INCOME                       $      401,652  $      392,897           NM
-----------------------------------------------------------------------------

BASIC EARNINGS PER SHARE

Before Cumulative Effect         $         1.69  $         1.54          9.7
Cumulative Effect                         (0.14)              -           NM
-----------------------------------------------------------------------------

Basic Earnings Per Share         $         1.55  $         1.54           NM
-----------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE

Before Cumulative Effect         $         1.63  $         1.49          9.4
Cumulative Effect                         (0.14)              -           NM
-----------------------------------------------------------------------------

Diluted Earnings Per Share       $         1.49  $         1.49           NM
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              257,128         252,454
     Diluted                            268,833         263,239
-----------------------------------------------------------------------------

NM - Not Meaningful

See Note to Consolidated Income Statements for discussion on the adoption of SAB 101.
                                                                      Page 2

BECTON DICKINSON AND COMPANY
NOTE TO CONSOLIDATED INCOME STATEMENTS
SUMMARY OF ACCOUNTING CHANGE
Three Months and Twelve Months Ended September 30, 2001

As required by the SEC, BD adopted SAB No. 101 in the fourth quarter of fiscal 2001, retroactive to October 1, 2000, and has restated its first three quarters of 2001. SAB 101 provides the SEC's views on the timing of revenue recognition for certain transactions for which explicit guidance had not previously been available. The adoption of SAB 101 is not expected to have a material effect on BD's ongoing results.

Upon adoption of SAB 101, revenue from the sale of certain instruments in the Biosciences segment are recognized upon installation at the customer's site, rather than upon shipment. In addition, the Company changed its method of accounting for revenue related to those branded insulin syringe products that are sold under incentive programs to distributors in the U.S. consumer trade channel. The Company concluded that the more preferable method is to defer revenue recognition until such product is sold by the distributor to the end customer.

The adoption of SAB 101 had the effect of including in 2001 revenues, approximately $80.7 million of revenues and associated net income that had been previously recognized in fiscal 2000. Similarly, approximately $80.3 million of revenues which, prior to the adoption of SAB 101, would have been included in fiscal 2001 were deferred to 2002. Consequently, the adoption of SAB 101 increased Biosciences revenues for the year by $3.4 million and decreased Medical Systems' revenues for the year by $3.1 million. As a result, the adoption of SAB 101 did not have a significant impact on revenues, net income, or earnings per share for the year. In accordance with SAB 101, BD recorded a $0.14 per share cumulative effect adjustment in fiscal 2001. This adjustment offsets the net income associated with the aforementioned $80.7 million of revenues that had previously been recorded in fiscal 2000 and therefore already reflected in the Company's retained earnings.

All 2001 amounts presented in the Consolidated Income Statements and Supplemental Revenue Information reflect the adoption of SAB 101. The schedule that follows shows the impact of the adoption of SAB 101 by quarter for fiscal 2001. Also included in this exhibit are the restated results for the first three quarters of fiscal 2001.

BECTON DICKINSON AND COMPANY
NOTE TO CONSOLIDATED INCOME STATEMENTS
FISCAL 2001 IMPACT OF SAB 101 ADOPTION ON REVENUES,
   BY PRODUCT GROUP AND REGION
(Unaudited; Amounts in thousands)

                                        Q1              Q2
                                   -----------------------------
CONSUMER HEALTH CARE
   United States                       $ 23,985        $ (6,431)

IMMUNOCYTOMETRY & REAGENTS
   United States                          3,660            (967)
   International                           (582)           (614)
----------------------------------------------------------------
TOTAL IMMUNOCYTOMETRY                     3,078          (1,581)
----------------------------------------------------------------

NET INCREASE (DECREASE)
   TO REVENUES                         $ 27,063        $ (8,012)
-----------------------------------------------------------------


                                        Q3             Q4 *
                                   -----------------------------
CONSUMER HEALTH CARE
   United States                      $ (15,679)       $ (4,933)

IMMUNOCYTOMETRY & REAGENTS
   United States                            122            (471)
   International                          4,655          (2,373)
----------------------------------------------------------------
TOTAL IMMUNOCYTOMETRY                     4,777          (2,844)
----------------------------------------------------------------

NET INCREASE (DECREASE)
   TO REVENUES                        $ (10,902)       $ (7,777)
----------------------------------------------------------------


* The Consolidated Income Statement and Supplemental Revenue Information for the fourth quarter reflect the adoption of SAB 101.

BECTON DICKINSON AND COMPANY
RESTATED FIRST QUARTER FISCAL 2001
(Unaudited; Amounts in thousands, except per-share data)

                                       Three Months Ended December 31,
                                      2000 *           1999       % Change
-----------------------------------------------------------------------------
REVENUES                         $      870,320  $      859,164          1.3

Cost of products sold                   453,918         449,951          0.9
Selling and administrative              235,292         233,838          0.6
Research and development                 52,727          53,743         (1.9)
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       741,937         737,532          0.6
-----------------------------------------------------------------------------

OPERATING INCOME                        128,383         121,632          5.6

Interest expense, net                   (18,564)        (21,557)       (13.9)
Other (expense) income, net              (7,961)          1,674           NM
-----------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                    101,858         101,749          0.1

Income tax provision                     28,160          26,455          6.4
-----------------------------------------------------------------------------

INCOME BEFORE
  CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX                  73,698          75,294         (2.1)

Cumulative effect, net of tax           (36,750)              -           NM
-----------------------------------------------------------------------------

NET INCOME                       $       36,948  $       75,294           NM
-----------------------------------------------------------------------------

BASIC EARNINGS PER SHARE

Before Cumulative Effect         $         0.29  $         0.30         (3.3)
Cumulative Effect                         (0.14)              -           NM
-----------------------------------------------------------------------------

Basic Earnings Per Share         $         0.15  $         0.30           NM
-----------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE

Before Cumulative Effect         $         0.28  $         0.29         (3.4)
Cumulative Effect                         (0.14)              -           NM
-----------------------------------------------------------------------------

Diluted Earnings Per Share       $         0.14  $         0.29           NM
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              254,465         251,328
     Diluted                            266,237         262,593
-----------------------------------------------------------------------------

NM - Not Meaningful

*  All 2001 amounts presented reflect the adoption of SAB 101.
                                                                      Page 5

BECTON DICKINSON AND COMPANY
RESTATED SECOND QUARTER FISCAL 2001
(Unaudited; Amounts in thousands, except per-share data)

                                      Three Months Ended March 31, 2001
                                      2001 *           2000       % Change
-----------------------------------------------------------------------------
REVENUES                         $      953,167  $      925,132          3.0

Cost of products sold                   486,738         473,987          2.7
Selling and administrative              241,912         244,063         (0.9)
Research and development                 54,497          57,175         (4.7)
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       783,147         775,225          1.0
-----------------------------------------------------------------------------

OPERATING INCOME                        170,020         149,907         13.4

Interest expense, net                   (15,998)        (21,199)       (24.5)
Other (expense) income, net              (5,418)         36,399           NM
-----------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       148,604         165,107        (10.0)

Income tax provision                     34,439          45,936        (25.0)
-----------------------------------------------------------------------------

NET INCOME                       $      114,165  $      119,171         (4.2)
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                       $         0.44  $         0.47         (6.4)
     Diluted                     $         0.42  $         0.45         (6.7)
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              257,021         252,055
     Diluted                            269,172         263,376
-----------------------------------------------------------------------------

NM - Not Meaningful

*  All 2001 amounts presented reflect the adoption of SAB 101.
                                                                      Page 6

BECTON DICKINSON AND COMPANY
RESTATED THIRD QUARTER FISCAL 2001
(Unaudited; Amounts in thousands, except per-share data)

                                         Three Months Ended June 30,
                                      2001 *           2000       % Change
-----------------------------------------------------------------------------
REVENUES                         $      943,290  $      914,140          3.2

Cost of products sold                   474,891         453,838          4.6
Selling and administrative              248,709         248,773         (0.0)
Research and development                 53,105          60,202        (11.8)
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       776,705         762,813          1.8
-----------------------------------------------------------------------------

OPERATING INCOME                        166,585         151,327         10.1

Interest expense, net                   (13,155)        (17,564)       (25.1)
Gains on investments, net                     -          31,766           NM
Other expense, net                         (367)         (4,021)       (90.9)
-----------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       153,063         161,508         (5.2)

Income tax provision                     34,934          47,090        (25.8)
-----------------------------------------------------------------------------

NET INCOME                       $      118,129  $      114,418          3.2
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                       $         0.46  $         0.45          2.2
     Diluted                     $         0.44  $         0.43          2.3
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,086         252,904
     Diluted                            269,653         263,659
-----------------------------------------------------------------------------

NM - Not Meaningful

*  All 2001 amounts presented reflect the adoption of SAB 101.
                                                                      Page 7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                      Three Months Ended September 30,
                                       2001            2000       % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   United States                 $      281,652  $      239,323         17.7
   International                        255,643         262,599         (2.6)
-----------------------------------------------------------------------------
TOTAL                            $      537,295  $      501,922          7.0
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   United States                 $      175,719  $      149,517         17.5
   International                        119,306         118,423          0.7
-----------------------------------------------------------------------------
TOTAL                            $      295,025  $      267,940         10.1
-----------------------------------------------------------------------------

BIOSCIENCES
   United States                 $       87,878  $       85,116          3.2
   International                         67,327          64,920          3.7
-----------------------------------------------------------------------------
TOTAL                            $      155,205  $      150,036          3.4
-----------------------------------------------------------------------------

TOTAL REVENUES
   United States                 $      545,249  $      473,956         15.0
   International                        442,276         445,942         (0.8)
-----------------------------------------------------------------------------
TOTAL                            $      987,525  $      919,898          7.4
-----------------------------------------------------------------------------


                                      Twelve Months Ended September 30,
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   United States                 $    1,007,601  $      927,355          8.7
   International                        999,939       1,038,684         (3.7)
-----------------------------------------------------------------------------
TOTAL                            $    2,007,540  $    1,966,039          2.1
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   United States                 $      679,880  $      623,490          9.0
   International                        474,872         478,862         (0.8)
-----------------------------------------------------------------------------
TOTAL                            $    1,154,752  $    1,102,352          4.8
-----------------------------------------------------------------------------

BIOSCIENCES
   United States                 $      329,042  $      312,710          5.2
   International                        262,968         237,233         10.8
-----------------------------------------------------------------------------
TOTAL                            $      592,010  $      549,943          7.6
-----------------------------------------------------------------------------

TOTAL REVENUES
   United States                 $    2,016,523  $    1,863,555          8.2
   International                      1,737,779       1,754,779         (1.0)
-----------------------------------------------------------------------------
TOTAL                            $    3,754,302  $    3,618,334          3.8
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENT AND MAJOR PRODUCT GROUPS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

                                                United States
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $      178,590  $      122,116         46.2
   Consumer Health Care                  77,349          96,239        (19.6)
   Pharmaceutical Systems                19,142          14,716         30.1
   Ophthalmic Systems                     6,571           6,252          5.1
-----------------------------------------------------------------------------
TOTAL                            $      281,652  $      239,323         17.7
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $       95,734  $       71,262         34.3
   Diagnostic Systems                    79,985          78,255          2.2
-----------------------------------------------------------------------------
TOTAL                            $      175,719  $      149,517         17.5
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $       65,019  $       64,063          1.5
   Discovery Labware                     22,859          21,053          8.6
-----------------------------------------------------------------------------
TOTAL                            $       87,878  $       85,116          3.2
-----------------------------------------------------------------------------

TOTAL UNITED STATES              $      545,249  $      473,956         15.0
-----------------------------------------------------------------------------

                                                International
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $      146,435  $      159,072         (7.9)
   Consumer Health Care                  44,804          46,667         (4.0)
   Pharmaceutical Systems                58,300          51,223         13.8
   Ophthalmic Systems                     6,104           5,637          8.3
-----------------------------------------------------------------------------
TOTAL                            $      255,643  $      262,599         (2.6)
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $       60,355  $       59,264          1.8
   Diagnostic Systems                    58,951          59,159         (0.4)
-----------------------------------------------------------------------------
TOTAL                            $      119,306  $      118,423          0.7
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $       50,988  $       48,821          4.4
   Discovery Labware                     16,339          16,099          1.5
-----------------------------------------------------------------------------
TOTAL                            $       67,327  $       64,920          3.7
-----------------------------------------------------------------------------

TOTAL INTERNATIONAL              $      442,276  $      445,942         (0.8)
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENT AND MAJOR PRODUCT GROUPS
Three Months Ended September 30,  (continued)
(Unaudited; Amounts in thousands)

                                                    Total
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $      325,025  $      281,188         15.6
   Consumer Health Care                 122,153         142,906        (14.5)
   Pharmaceutical Systems                77,442          65,939         17.4
   Ophthalmic Systems                    12,675          11,889          6.6
-----------------------------------------------------------------------------
TOTAL                            $      537,295  $      501,922          7.0
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $      156,089  $      130,526         19.6
   Diagnostic Systems                   138,936         137,414          1.1
-----------------------------------------------------------------------------
TOTAL                            $      295,025  $      267,940         10.1
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $      116,007  $      112,884          2.8
   Discovery Labware                     39,198          37,152          5.5
-----------------------------------------------------------------------------
TOTAL                            $      155,205  $      150,036          3.4
-----------------------------------------------------------------------------

TOTAL REVENUES                   $      987,525  $      919,898          7.4
-----------------------------------------------------------------------------


                                      FX Neutral % Growth
                                 -------------------------------
                                 International       Total
                                 --------------- ---------------
MEDICAL SYSTEMS
   Medical Surgical                        (1.2)           19.4
   Consumer Health Care                     2.0           (12.6)
   Pharmaceutical Systems                  20.1            22.3
   Ophthalmic Systems                      12.8             8.7
----------------------------------------------------------------
TOTAL                                       3.8            10.4
----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                  6.5            21.7
   Diagnostic Systems                       4.8             3.3
----------------------------------------------------------------
TOTAL                                       5.7            12.3
----------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents               8.5             4.5
   Discovery Labware                        7.0             7.9
----------------------------------------------------------------
TOTAL                                       8.1             5.4
----------------------------------------------------------------

TOTAL                                       4.9            10.1
----------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENT AND MAJOR PRODUCT GROUPS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)

                                                United States
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $      630,666  $      544,532         15.8
   Consumer Health Care                 291,371         307,082         (5.1)
   Pharmaceutical Systems                57,606          48,140         19.7
   Ophthalmic Systems                    27,958          27,601          1.3
-----------------------------------------------------------------------------
TOTAL                            $    1,007,601  $      927,355          8.7
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $      345,699  $      291,801         18.5
   Diagnostic Systems                   334,181         331,689          0.8
-----------------------------------------------------------------------------
TOTAL                            $      679,880  $      623,490          9.0
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $      239,214  $      231,793          3.2
   Discovery Labware                     89,828          80,917         11.0
-----------------------------------------------------------------------------
TOTAL                            $      329,042  $      312,710          5.2
-----------------------------------------------------------------------------

TOTAL UNITED STATES              $    2,016,523  $    1,863,555          8.2
-----------------------------------------------------------------------------

                                                International
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $      569,190  $      612,043         (7.0)
   Consumer Health Care                 186,093         198,170         (6.1)
   Pharmaceutical Systems               221,485         206,681          7.2
   Ophthalmic Systems                    23,171          21,790          6.3
-----------------------------------------------------------------------------
TOTAL                            $      999,939  $    1,038,684         (3.7)
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $      239,634  $      242,991         (1.4)
   Diagnostic Systems                   235,238         235,871         (0.3)
-----------------------------------------------------------------------------
TOTAL                            $      474,872  $      478,862         (0.8)
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $      200,963  $      174,906         14.9
   Discovery Labware                     62,005          62,327         (0.5)
-----------------------------------------------------------------------------
TOTAL                            $      262,968  $      237,233         10.8
-----------------------------------------------------------------------------

TOTAL INTERNATIONAL              $    1,737,779  $    1,754,779         (1.0)
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENT AND MAJOR PRODUCT GROUPS
Twelve Months Ended September 30,  (continued)
(Unaudited; Amounts in thousands)

                                                    Total
                                 --------------------------------------------
                                       2001            2000        % Change
                                 --------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical              $    1,199,856  $    1,156,575          3.7
   Consumer Health Care                 477,464         505,252         (5.5)
   Pharmaceutical Systems               279,091         254,821          9.5
   Ophthalmic Systems                    51,129          49,391          3.5
-----------------------------------------------------------------------------
TOTAL                            $    2,007,540  $    1,966,039          2.1
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions       $      585,333  $      534,792          9.5
   Diagnostic Systems                   569,419         567,560          0.3
-----------------------------------------------------------------------------
TOTAL                            $    1,154,752  $    1,102,352          4.8
-----------------------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents    $      440,177  $      406,699          8.2
   Discovery Labware                    151,833         143,244          6.0
-----------------------------------------------------------------------------
TOTAL                            $      592,010  $      549,943          7.6
-----------------------------------------------------------------------------

TOTAL REVENUES                   $    3,754,302  $    3,618,334          3.8
-----------------------------------------------------------------------------

                                      FX Neutral % Growth
                                 -------------------------------
                                 International       Total
                                 --------------- ---------------
MEDICAL SYSTEMS
   Medical Surgical                           -             7.5
   Consumer Health Care                     1.4            (2.6)
   Pharmaceutical Systems                  17.0            17.5
   Ophthalmic Systems                      13.9             6.8
----------------------------------------------------------------
TOTAL                                       3.9             6.2
----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                  5.9            12.8
   Diagnostic Systems                       6.5             3.1
----------------------------------------------------------------
TOTAL                                       6.2             7.8
----------------------------------------------------------------

BIOSCIENCES
   Immunocytometry & Reagents              23.3            11.8
   Discovery Labware                        6.5             9.1
----------------------------------------------------------------
TOTAL                                      18.9            11.1
----------------------------------------------------------------

TOTAL                                       6.6             7.4
----------------------------------------------------------------